UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 27, 2008

ISRAMCO, INC.
               (Exact Name of Registrant as Specified in Charter)

Delaware	13-3145265
(State or other Jurisdiction of Incorporation or Organization)	I.R.S. Employer Number

          4801 WOODWAY DRIVE SUITE 100E, HOUSTON, TEXAS 77056
               (Address of Principal Executive Offices) (Zip Code)

713-621-3882
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Isramco Inc. on April 3, 2008. The Current Report on Form 8-K is being amended by this Form 8-K/A to include the audited and unaudited financial statements and other information reported by Item 9.01 of Form 8-K. No other amendments to the Form 8-K are being made by this Form 8-K/A (Amendment No. 1).

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Audited Combined Statements of Revenues and Direct Operating Expenses for the years ended December 31, 2007, 2006 and 2005.

(b) Pro Forma Financial Information.

Unaudited Pro Forma Combined Financial Statements for the year ended December 31, 2007.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors Isramco, Inc.:

We have audited the accompanying statements of combined revenues and direct operating expenses of the oil and gas properties purchased by Isramco, Inc. from GFB Acquisition – I, L.P. and Trans Republic Resources, Ltd. ("GFB Properties") based on purchase and sale agreements signed on February 15, 2008 for the years ended December 31, 2007, 2006 and 2005. These combined statements are the responsibility of Isramco, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. GFB properties was not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Isramco Inc.'s Form 8−K and are not intended to be a complete financial presentation of the properties described above.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the combined revenues and direct operating expenses of GFB Properties for the periods described above, in conformity with accounting principles generally accepted in the United States of America.

/s/ MALONE & BAILEY, PC
www.malone−bailey.com
Houston, Texas
June 11, 2008

Isramco, Inc
Statements of Combined Revenues and Direct Operating Expenses
Oil and Gas Properties Purchased by Isramco, Inc. from GFB Acquisition – I, L.P. and Trans Republic Resources, Ltd.
 (In thousands)

	Year Ended December 31,
	2007	2006	2005
Revenues	$25,204	$25,731	$28,852

Direct operating expenses	10,008	9,942	8,728

Excess of revenues over direct operating expenses	$15,196	$15,789	$20,124

See accompanying notes to combined statements of revenues and direct operating expenses.

Isramco, Inc
Oil and Gas Properties Purchased by Isramco, Inc. from GFB Acquisition – I, L.P. and Trans Republic Resources, Ltd.
 Notes to Combined Statements of Revenues and Direct Operating Expenses

1.	BASIS OF PRESENTATION

On February 15, 2008, we entered into Purchase and Sale Agreements (the "Agreements") with GFB Acquisition - I, L.P. ("GFB") and Trans Republic Resources, Ltd. ("Trans Republic," and, together with GFB, the "Sellers") pursuant to which we  agreed to purchase the Sellers' interests in certain oil and gas properties located in Texas, New Mexico, Colorado, Utah and Oklahoma (the “GFB operations”). The transaction includes oil and gas properties in approximately 40 fields (approximately 490 Leases) in the East Texas, Texas Gulf Coast, Permian, Anadarko and San Juan Basins. The acquisition was effective on January 1, 2008 and closed on March 27, 2008 for a combined cash purchase price of approximately $102 million, subject to contractual post-closing adjustments as set forth in the Agreements.

These combined statements of revenues and direct operating expenses do not represent a complete set of financial statements reflecting financial position, results of operations, shareholders’ equity and cash flows of the GFB Acquisition - I, L.P. ("GFB") and Trans Republic Resources, Ltd. operations and are not indicative of the results of operations for the GFB Acquisition - I, L.P. ("GFB") and Trans Republic Resources, Ltd. operations going forward.

2.	SIGNIFICANT ACCOUNTING POLICIES

Principles of Combination and Use of Estimates

The combined statements of revenues and direct operating expenses are derived from the accounts of the sellers. All significant intercompany transactions and balances have been eliminated in combination of the financial statements.  Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the statements of revenues and direct operating expenses.  Actual results could be different from those estimates.

Revenue Recognition

Total revenues in the accompanying combined statements of revenues and direct operating expenses include oil, natural gas and natural gas liquids (“NGLs”). Sellers recognize revenues based on the amount of oil, natural gas and NGLs sold to purchasers when delivery to the purchaser has occurred and title has transferred.

Direct Operating Expenses

Direct operating expenses are recognized when incurred and consist of direct expenses of operating the GFB Properties. The direct operating expenses include lease operating, gathering, processing, and production and other tax expense. Lease operating expenses include lifting costs, well repair expenses, surface repair expenses, well workover costs, and other field expenses. Gathering and processing expenses consist of payments made to third parties for gas gathering and natural gas liquid processing services. Lease operating and gathering and processing expenses also include expenses directly associated with support personnel and support services. Production and other taxes consist of severance and ad valorem taxes.

Isramco, Inc
Oil and Gas Properties Purchased by Isramco, Inc. from GFB Acquisition – I, L.P. and Trans Republic Resources, Ltd.
Notes to Combined Statements of Revenues and Direct Operating Expenses (continued)

3.	RELATED PARTY TRANSACTIONS

A portion of the natural gas production from the GFB Operations was sold to wholly owned GFB affiliates. The products sold to GFB affiliates were resold to unrelated third parties. Any margins earned by GFB affiliates have been excluded from the accompanying combined financial statements.

4.	CONTINGENCIES

The activities of the GFB Properties are subject to potential claims and litigation in the normal course of operations.  Isramco management does not believe that any liability resulting from any pending or threatened litigation will have a materially adverse effect on the operations or financial results of the GFB Properties.

5.	EXCLUDED EXPENSES

The GFB Properties were part of an enterprise prior to their acquisition by us on March 27, 2008 and representative amounts of general and administrative expenses, interest expense and other indirect costs were not allocated to the properties acquired, nor would such allocated historical costs or depreciation, depletion and amortization be relevant to future operations of the GFB Properties. Accordingly, the historical Statements of Revenues less Direct Operating Expenses are presented in lieu of the full financial statements required under Item 3-05 of Securities and Exchange Commission Regulation S-X.

Also, depreciation, depletion and amortization have been excluded from the accompanying combined statements of revenues and direct operating expenses as such amounts would not be indicative of those expenses which would be incurred based on the amounts expected to be allocated to the oil properties in connection with the purchase price allocation by us.

Isramco, Inc
Oil and Gas Properties Purchased by Isramco, Inc. from GFB Acquisition – I, L.P. and Trans Republic Resources, Ltd.
Notes to Combined Statements of Revenues and Direct Operating Expenses (continued)
Supplemental information for oil and natural gas producing activities (unaudited)

Supplemental oil and natural gas reserve information related to the GFB Properties is presented in accordance with the requirements of statement of financial accounting standards SFAS No. 69, “Disclosures about Oil and Gas Producing Activities.” (“SFAS No. 69”).

Because oil and natural gas reserves are based on many assumptions, all of which may substantially differ from actual results, reserve estimates and timing of development and production may be significantly different from the actual quantities of oil and natural gas that are ultimately recovered and the timing of such production. In addition, results of drilling, testing and production after the date of an estimate may justify material revisions to the estimates.

Estimated proved reserves

Proved oil and natural gas reserves are estimated and prepared in accordance with SEC guidelines and are a function of; (i) the quality and quantity of available data, (ii) the interpretation of that data, (iii) the accuracy of various economic assumptions used and (iv) the judgment of the persons preparing the estimate.

The volumes of proved oil and natural gas reserves shown are estimates, which, by their nature, are subject to later revision. These proved oil and natural gas reserves were estimated utilizing all available geological and reservoir data as well as production performance data. These estimates are prepared annually by reserve engineers, and revised either upward or downward, as warranted by additional performance data.

The following table sets forth estimates of the proved oil and natural gas reserves (net of royalty interests) and changes therein, for the periods indicated.

	Natural Gas (Mcf)	Oil (BBbl)	Total (BOE)[1]
January 1, 2005	20,385,323	2,863,078	6,260,632
Production	(1,779,970)	(276,838)	(573,500)
Revisions of Previous Estimates	1,003,366	414,515	581,743
December 31, 2005	19,608,719	3,000,755	6,268,875
Production	(1,450,501)	(242,947)	(484,697)
Revisions of Previous Estimates	663,508	632,349	742,934
December 31, 2006	18,821,726	3,390,157	6,527,112
Production	(1,313,392)	(221,175)	(440,074)
Revisions of Previous Estimates	739,328	147,619	270,840
December 31, 2007	18,247,662	3,316,601	6,357,878

Proved reserves as of:
December 31, 2005	19,608,719	3,000,755	6,268,875
December 31, 2006	18,821,726	3,390,157	6,527,111
December 31, 2007	18,247,662	3,316,601	6,357,878
__________
(1) Total volumes are in barrels of oil equivalent (“BOE”). For this computation, one barrel is the equivalent of six thousand cubic feet of natural gas.

Isramco, Inc
Oil and Gas Properties Purchased by Isramco, Inc. from GFB Acquisition – I, L.P. and Trans Republic Resources, Ltd.
Notes to Combined Statements of Revenues and Direct Operating Expenses (continued)

Estimates of future net cash flows from proved reserves of natural gas and Liquids were made in accordance with SFAS No. 69. The amounts were prepared by unrelated party and are shown in the following table. Estimated future cash flows are reduced by estimated future development, production, abandonment and dismantlement costs based on year-end cost levels, assuming continuation of existing economic conditions, and by estimated future income tax expense. Income tax expense is calculated by applying the existing statutory tax rates, to the pretax net cash flows giving effect to any permanent differences and reduced by the applicable tax basis.

Standardized measure of discounted future net cash flows

The present value of future net cash flows does not purport to be an estimate of the fair market value of the GFB Properties proved reserves. An estimate of fair value would also take into account, among other things, anticipated changes in future prices and costs, the expected recovery of reserves in excess of proved reserves and a discount factor more representative of the time value of money and the risks inherent in producing oil and natural gas.

The following table sets forth estimates of the standardized measure of discounted future net cash flows from proved reserves of oil and natural gas for the periods indicated.

	Year Ended December 31,
	2007	2006	2005
Future cash inflows	$456,069,750	$309,383,041	$352,972,833
Future production costs	161,854,000	138,711,100	127,643,001
Future development costs	2,776,541	3,703,077	2,149,396
Future income tax expense	102,003,723	58,439,102	78,113,153
Future net cash flows	189,435,486	108,529,762	145,067,283
10 percent discount for estimated timing of cash flows	80,502,951	47,116,750	54,629,222
Standardized measure of discounted future net cash flows relating to oil and natural gas reserves	$108,932,535	$61,413,012	$90,438,061

The following table sets forth the changes in standardized measure of discounted future net cash flow relating to proved oil and natural gas reserves for the periods indicated.

	Year Ended December 31,
	2007	2006	2005
Beginning of period	$61,413,012	$90,438,061	$62,692,953
Sales of oil and natural gas, net of production costs	(15,125,843)	(15,745,584)	(20,079,723)
Net changes in prices and production costs	58,253,710	(27,048,170)	46,780,481
Change in estimated future development costs, net of current development costs	731,262	(1,454,674)	(280,173)
Revisions of previous quantity estimates	5,778,747	8,956,871	11,497,350
Accretion of discount	6,976,273	10,125,683	6,351,439
Net change in income taxes	(19,936,759)	8,820,363	(16,524,266)
Change in production rate and other	10,842,133	(12,679,538)	-
Net change	47,519,523	(29,025,049)	27,745,108
End of period	$108,932,535	$61,413,012	$90,438,061

Isramco Inc.
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2007
(in thousands)

	Historical Combined	Pro Forma Adjustments		Pro Forma Combined
Revenues:
Oil and gas sales	$20,827	$25,204	(a)	$46,031
Operator fees from related party	18			18
Office services to affiliate and other
To related parties	480			480
To others	230			230
Equity in earnings of unconsolidated affiliates	1,201			1,201
Total revenues	22,756	25,204		47,960
Operating expenses:
Lease operating expenses, transportation and taxes	7,500	10,008	(a)	17,508
Depreciation, depletion and amortization	6,139	6,409	(b)	12,548
Impairment of oil and gas assets	3,203			3,203
Impairment of other properties	928			928
Accretion expense	219	56	(b)	275
Exploration expenses	292			292
General and administrative expenses
To related parties	226			226
To others	2,676	300	(d)	2,976
Total operating expenses	21,183	16,773		37,956

Operating income	1,573	8,431		10,004

Other income (expense), net:
Interest expenses, net	6,344	6,048	(c)	12,392
Unrealized gain or marketable securities	(52)			(52)
Realized gain on sale of investment and other	(1,754)			(1,754)
Net loss on derivative contracts	8,638			8,638
Total other expenses	13,176	6,048		19,224

Loss (income) before income taxes	(11,603)	2,383		(9,220)

Income tax benefit (expense)	5,192	(238)		4,954
Net loss (income)	$(6,411)	$2,145		$(4,266)

(a)	Reflects the historical revenues and direct operating expenses of the GFB acquisition for the year ended December 31, 2007.

(b)	Reflects incremental depletion expense and accretion expense related to the GFB acquisition.

(c)	Reflects incremental interest expense incurred on the credit facility borrowings to finance the GFB acquisition.

(d)	Reflects incremental general and administrative expense as a results of the GFB acquisition

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ISRAMCO INC.

Date: June 11, 2007	By:	/s/ Edy Francis
Edy Francis
Chief Financial Officer